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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549









                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 14, 1998
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                            CITYSCAPE FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       DELAWARE                      0-27314                   11-2994671
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State or Other Jurisdiction    Commission File Number    (IRS Employer Identifi-
    of Incorporation                                            cation No.)



565 Taxter Road, Elmsford, New York                              10523-2300
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(Address of Principal Executive Offices)                          Zip Code


Registrant's telephone number, including area code:  (914) 592-6677
                                                     --------------

                                       N/A
                       ----------------------------------
                         Former name or former address,
                          if changed since last report



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Item 5.  Other Events.

         On or about September 14, 1998, Elliott Associates, L.P. and Westgate International, L.P. filed a lawsuit against Cityscape Financial Corp. (the "Company") and certain of its officers and directors in the United States District Court for the Southern District of New York. In the complaint, plaintiffs describe the lawsuit as "an action for securities fraud and breach of contract arising out of the private placement, in September 1997, of the Series B Convertible Preferred Stock of Cityscape." Plaintiffs allege violations of
Section 10(b) of the Securities Exchange Act of 1934 (Count I); Section 20(a) of the Securities Exchange Act of 1934 (Count II); and two breach of contract claims against the Company (Counts III and IV). Plaintiffs allege to have purchased a total of $20 million of such preferred stock. Plaintiffs seek unspecified damages, including pre-judgment interest, attorneys' fees, other expenses and court costs.

         Although no assurance can be given as to the outcome of this lawsuit, the Company believes that the allegations in this action are without merit and that its disclosures were proper, complete and accurate. The Company intends to defend this action vigorously and seek its early dismissal. This lawsuit, however, if decided in favor of the plaintiffs, could have a material adverse effect on the Company.

         This report on Form 8-K contains forward-looking statements which involve risks and uncertainties. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors detailed from time to time in the Company's Securities and Exchange Commission reports. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of anticipated or unanticipated events.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CITYSCAPE FINANCIAL CORP.
                                                          (Registrant)



                                         By: /s/     Tim S. Ledwick
                                         --------------------------
                                             Name:   Tim S. Ledwick
                                             Title:  Vice President and Chief
                                                      Financial Officer

Dated: September 23, 1998